Other Financial and Non-financial Liabilities - Summary of Other Financial and Non-financial Liabilities (Detail) - EUR (€) € in Thousands	Dec. 31, 2021	Dec. 31, 2020
NON-FINANCIAL LIABILITIES
Liabilities for, social security and payroll tax	€ 435	€ 382
Other	1,888	5
Total	2,323	387
FINANCIAL LIABILITIES
Other financial liabilities	37	24
Total	37	24
Total	€ 2,360	€ 411